Exhibit 99.1

For release: August 7, 2026

Contact: Brian F. Kidd, SVP/CFO

Phone: (615) 890-2020

NHC Reports Second Quarter 2026 Earnings

MURFREESBORO, Tenn. -- National HealthCare Corporation (NYSE American: NHC), the nation's oldest publicly traded senior health care company, announced today net operating revenues for the quarter ended June 30, 2026 totaled $408,025,000 compared to $374,910,000 for the quarter ended June 30, 2025, an increase of 8.8%. The increase in net operating revenues for the second quarter of 2026 was primarily related to the June 1, 2026 acquisition of five skilled nursing facilities. The five skilled nursing facilities have 639 licensed skilled nursing beds in the states of Tennessee and South Carolina.

For the quarter ended June 30, 2026, the reported GAAP net income attributable to NHC was $40,319,000 compared to $23,722,000 for the same period in 2025. Excluding the unrealized gains in our marketable equity securities portfolio and other non-GAAP adjustments, adjusted net income for the quarter ended June 30, 2026 was $27,551,000 compared to $25,710,000 for the same period in 2025, a 7.2% increase (*). The GAAP diluted earnings per share were $2.54 and $1.52 for the quarters ending June 30, 2026 and 2025, respectively. Adjusted diluted earnings per share were $1.74 and $1.65 for the quarters ending June 30, 2026 and 2025, respectively (*).

(*) -          See the tables below that provide a reconciliation of GAAP to non-GAAP items.

About NHC

As of August 1, 2026, NHC affiliates operate for themselves and third parties 80 skilled nursing facilities with 10,323 beds. NHC affiliates also operate 26 assisted living communities with 1,413 units, nine independent living communities with 775 units, three behavioral health hospitals, 34 homecare agencies, and 33 hospice agencies. NHC’s other services include Alzheimer’s and memory care units, pharmacy services, a rehabilitation services company, and providing management and accounting services to third party post-acute operators. Other information about the company can be found on our web site at www.nhccare.com.

Non-GAAP Financial Presentation

The Company is providing certain non-GAAP financial measures as the Company believes that these figures are helpful in allowing investors to more accurately assess the ongoing nature of the Company’s operations and measure the Company’s performance more consistently across periods. Therefore, the Company believes this information is meaningful in addition to the information contained in the GAAP presentation of financial information. The presentation of this additional non-GAAP financial information is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP.

Forward-Looking Statements

Statements in this press release that are not historical facts are forward-looking statements. NHC cautions investors that any forward-looking statements made involve risks and uncertainties and are not guarantees of future performance. The risks and uncertainties are detailed from time to time in reports filed by NHC with the S.E.C., including Forms 8-K, 10-Q, and 10-K. All forward-looking statements represent NHC’s best judgment as of the date of this release.

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Consolidated Statements of Operations

(in thousands, except share and per share amounts)

	Three Months Ended		Six Months Ended
	June 30		June 30
	2026	2025	2026	2025
	(unaudited)		(unaudited)
Revenues:
Net patient revenues	$378,359	$363,349	$748,164	$724,956
Other revenues	29,666	11,561	41,682	23,651
Net operating revenues	408,025	374,910	789,846	748,607

Costs and expenses:
Salaries, wages and benefits	241,902	226,534	476,976	454,664
Other operating	94,475	91,943	185,712	184,400
Facility rent	11,540	11,328	23,183	22,693
Depreciation and amortization	11,173	11,015	22,787	21,993
Total costs and expenses	359,090	340,820	708,658	683,750

Income from operations	48,935	34,090	81,188	64,857

Non-operating income	4,172	5,132	7,929	9,211
Interest expense	(13)	(1,993)	(282)	(4,099)
Unrealized gains/(losses) on marketable equity securities	915	(5,061)	9,989	5,921

Income before income taxes	54,009	32,168	98,824	75,890
Income tax provision	(13,472)	(8,055)	(22,184)	(19,487)
Net income	40,537	24,113	76,640	56,403

Net income attributable to noncontrolling interest	(218)	(391)	(464)	(476)

Net income attributable to National HealthCare Corporation	$40,319	$23,722	$76,176	$55,927

Net income per common share
Basic	$2.58	$1.53	$4.89	$3.62
Diluted	$2.54	$1.52	$4.82	$3.59

Weighted average common shares outstanding
Basic	15,617,655	15,462,135	15,579,854	15,450,286
Diluted	15,864,329	15,599,538	15,817,646	15,587,783

Dividends declared per common share	$0.67	$0.64	$1.31	$1.25

Balance Sheet Data	June 30	December 31
(in thousands)	2026	2025
	(unaudited)

Cash, cash equivalents and marketable securities	$210,190	$255,801
Restricted cash, cash equivalents and marketable securities	151,833	159,848
Current assets	439,602	461,820
Property and equipment, net	726,768	673,797
Total assets	1,536,930	1,526,419
Current liabilities	236,112	246,132
Current and long-term debt	-	40,000
NHC stockholders' equity	1,122,302	1,068,772

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Selected Operating Statistics

	Three Months Ended		Six Months Ended
	June 30		June 30
	2026	2025	2026	2025
	(unaudited)		(unaudited)
Skilled Nursing Per Diems:
Medicare	$628.12	$614.85	$629.32	$613.47
Managed Care	500.15	486.17	503.52	489.30
Medicaid	290.12	286.43	291.15	284.07
Private Pay and Other	351.83	341.34	350.90	339.24

Average Skilled Nursing Per Diem	$366.88	$361.42	$369.24	$360.78

Skilled Nursing Patient Days:
Medicare	78,137	83,615	162,177	169,869
Managed Care	87,782	83,015	171,158	166,661
Medicaid	378,010	368,687	740,303	732,329
Private Pay and Other	205,794	194,202	400,541	378,796

Total Skilled Nursing Patient Days	749,723	729,519	1,474,179	1,447,655

The tables below provide reconciliations of GAAP to non-GAAP items (in thousands, except per share amounts):

	Three Months Ended		Six Months Ended
	June 30		June 30
	2026	2025	2026	2025
	(unaudited)		(unaudited)

Net income attributable to National Healthcare Corporation	$40,319	$23,722	$76,176	$55,927
Non-GAAP adjustments
Unrealized gains on marketable equity securities	(915)	5,061	(9,989)	(5,921)
Stock-based compensation expense	1,986	1,232	3,266	2,260
Gain on sale of property and equipment	-	(3,606)	-	(3,606)
Income tax provision on non-GAAP adjustments	(278)	(699)	1,748	1,889
Non-GAAP Net income	$41,112	$25,710	$71,201	$50,549
	59.9%

GAAP diluted earnings per share	$2.54	$1.52	$4.82	$3.59
Non-GAAP adjustments
Unrealized gains on marketable equity securities	(0.06)	0.32	(0.63)	(0.38)
Stock-based compensation expense	0.13	0.08	0.20	0.14
Gain on sale of property and equipment	-	(0.23)	-	(0.23)
Income tax provision on non-GAAP adjustments	(0.02)	(0.04)	0.11	0.12
Non-GAAP diluted earnings per share	$2.59	$1.65	$4.50	$3.24
	57.0%

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Selected Operating Statistics

	Three Months Ended		Six Months Ended
	June 30		June 30
	2026	2025	2026	2025
	(unaudited)		(unaudited)
Skilled Nursing Per Diems:
Medicare	$628.12	$614.85	$629.32	$613.47
Managed Care	500.15	486.17	503.52	489.30
Medicaid	290.12	286.43	291.15	284.07
Private Pay and Other	351.83	341.34	350.90	339.24

Average Skilled Nursing Per Diem	$366.88	$361.42	$369.24	$360.78

Skilled Nursing Patient Days:
Medicare	78,137	83,615	162,177	169,869
Managed Care	87,782	83,015	171,158	166,661
Medicaid	378,010	368,687	740,303	732,329
Private Pay and Other	205,794	194,202	400,541	378,796

Total Skilled Nursing Patient Days	749,723	729,519	1,474,179	1,447,655

The tables below provide reconciliations of GAAP to non-GAAP items (in thousands, except per share amounts):

	Three Months Ended		Six Months Ended
	June 30		June 30
	2026	2025	2026	2025
	(unaudited)		(unaudited)

Net income attributable to National Healthcare Corporation	$40,319	$23,722	$76,176	$55,927
Non-GAAP adjustments
Unrealized gains on marketable equity securities	(915)	5,061	(9,989)	(5,921)
Stock-based compensation expense	1,986	1,232	3,266	2,260
National management fee revenue from prior periods	(18,325)	-	(18,325)	-
Gain on sale of property and equipment	-	(3,606)	-	(3,606)
Income tax provision on non-GAAP adjustments	4,486	(699)	6,512	1,889
Non-GAAP Net income	$27,551	$25,710	$57,640	$50,549

GAAP diluted earnings per share	$2.54	$1.52	$4.82	$3.59
Non-GAAP adjustments
Unrealized gains on marketable equity securities	(0.06)	0.32	(0.63)	(0.38)
Stock-based compensation expense	0.13	0.08	0.20	0.14
National management fee revenue from prior periods	(1.15)	-	(1.15)	-
Gain on sale of property and equipment	-	(0.23)	-	(0.23)
Income tax provision on non-GAAP adjustments	0.28	(0.04)	0.40	0.12
Non-GAAP diluted earnings per share	$1.74	$1.65	$3.64	$3.24

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